SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

S1 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

      On October 30, 2003, S1 Corporation (“S1”) issued a press release providing the final results for its financial performance for the quarter ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1.

      Also on October 30, 2003, S1 is holding a conference call during which S1 discusses its third quarter results and presents certain other material relating to S1 and its operations. The telephone number for the conference call is 800-626-7250. A taped replay of the conference call is available for play back by dialing 800-642-1687. The access code is 3277587. The replay will be active until 5:00 p.m. EST on November 13, 2003.

Item 7. Financial Statements and Exhibits.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 30, 2003.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      S1 CORPORATION

      (Registrant)

/s/ Richard P. Dobb

Richard P. Dobb Vice President, General Counsel and Secretary

Date: October 30, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 30, 2003.